UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

NOVEMBER 30, 2007

Legg Mason Partners

Massachusetts Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Massachusetts Municipals Fund

Annual Report  •  November 30, 2007

What’s

Inside

Fund Objective

The Fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes* as is consistent with prudent investment management and the preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during much of the 12-month reporting period ended November 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and 4.25%, respectively.

Legg Mason Partners Massachusetts Municipals Fund         I

In its statement accompanying the December meeting, the Fed stated: “Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After modestly rising at the end of 2006 and then falling during the first three months of 2007, yields moved steadily higher during much of the second calendar quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended November 30, 2007, two-year Treasury yields fell from 4.62% to 3.04%. Over the same period, 10-year Treasury yields fell from 4.46% to 3.97%.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended November 30, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 2.71% and 6.05%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Massachusetts Municipals Fund

Special Shareholder Notice

Effective February 1, 2008, the Fund’s benchmark will change from the Lehman Brothers Municipal Bond Index to the Lehman Brothers Massachusetts Municipal Bond Indexvi.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Lehman Brothers Massachusetts Municipal Bond Index is a market value weighted index of Massachusetts investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Partners Massachusetts Municipals Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.62% and 4.46%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed lowered the discount rateiii and the federal funds rateiv in September and October (and again in December after the reporting period ended). These actions appeared to lessen the credit crunch and supported the overall bond market. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.04% and 3.97%, respectively.

The municipal bond market also experienced periods of volatility and lagged its taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexv, returned 2.71% during the one-year period ended November 30, 2007. In contrast, over the same period, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi , returned 6.05%.

Performance Review

For the 12 months ended November 30, 2007, Class A shares of Legg Mason Partners Massachusetts Municipals Fund, excluding sales charges, returned 3.25%. These shares outperformed the Lipper Massachusetts Municipal Debt Funds Category Average1 which increased 1.18% and the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.71% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         1

Performance Snapshot as of November 30, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Massachusetts Municipals Fund—Class A Shares	1.85%	3.25%

Lehman Brothers Municipal Bond Index	2.40%	2.71%

Lipper Massachusetts Municipal Debt Funds Category Average[1]	1.22%	1.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 1.40% and Class C shares returned 1.60% over the six months ended November 30, 2007. Excluding sales charges, Class B shares returned 2.46% and Class C shares returned 2.62% over the 12 months ended November 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ending November 30, 2007 for Class A, B and C shares were 4.09%, 3.44% and 3.67%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B and C shares would have been 3.84%, 3.18% and 3.41%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B and Class C shares were 0.87%, 1.47% and 1.51%, respectively.

The manager voluntarily waived its management fees and/or reimbursed expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimbursed expenses for Class B and Class C shares at the same rate it waived fees and/or reimbursed expenses for Class A shares. The manager may change or eliminate the voluntary expense limitation at any time.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s concentration in higher-quality municipal securities was generally positive for performance during the reporting period, as credit spreads widened from historically tight levels. Opportunistic hedging of the Fund’s durationvii was a net positive as interest rates were volatile over the fiscal year. In terms of yield curveviii positioning, the Fund’s portfolio was positioned for a steepening of the municipal yield curve. This strategy benefited performance as the curve did steepen during the

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2007 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds for the six-month period and among the 55 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

reporting period. In addition, an overweight to the pre-refundedix sector enhanced the Fund’s performance.

What were the leading detractors from performance?

A. An underweight to the 8-12 year maturity sector of the yield curve detracted from performance during the last three months of the fiscal year.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Thank you for your investment in Legg Mason Partners Massachusetts Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2007 and held for the six months ended November 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	1.85%	$1,000.00	$1,018.50	0.75%	$3.80

Class B	1.40	1,000.00	1,014.00	1.63	8.23

Class C	1.60	1,000.00	1,016.00	1.39	7.02

(1)	For the six months ended November 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.31	0.75%	$3.80

Class B	5.00	1,000.00	1,016.90	1.63	8.24

Class C	5.00	1,000.00	1,018.10	1.39	7.03

(1)	For the six months ended November 30, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 11/30/07	3.25%	2.46%	2.62%

Five Years Ended 11/30/07	4.19	3.57	3.57

Ten Years Ended 11/30/07	4.72	4.13	4.11

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 11/30/07	(1.13)%	(2.00)%	1.63%

Five Years Ended 11/30/07	3.28	3.40	3.57

Ten Years Ended 11/30/07	4.26	4.13	4.11

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (11/30/97 through 11/30/07)	58.56%

Class B (11/30/97 through 11/30/07)	49.84

Class C (11/30/97 through 11/30/07)	49.62

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Massachusetts Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper Massachusetts Municipal Debt Funds Category Average† (November 1997 — November 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1997, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2007. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Schedule of Investments (November 30, 2007)

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Face Amount	Security	Value

MUNICIPAL BONDS — 89.9%
Education — 20.4%
$2,500,000	Massachusetts HEFA Revenue, Berklee College of Music, 5.000% due 10/1/32	$2,542,550
1,000,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue, FSA, 5.000% due 8/15/30	1,044,720
	Massachusetts State DFA Revenue:
1,000,000	Applewild School Issue, Radian, 5.750% due 8/1/29	1,037,100
1,105,000	Assumption College, Radian, 5.750% due 3/1/20	1,146,891
	Belmont Hill School:
1,350,000	5.000% due 9/1/23	1,409,157
1,420,000	5.000% due 9/1/24	1,476,530
1,170,000	5.000% due 9/1/26	1,218,450
3,470,000	Boston College, 5.000% due 7/1/38	3,595,406
1,000,000	Boston University, AMBAC, 5.000% due 10/1/35	1,033,270
1,000,000	Curry College, ACA, 6.000% due 3/1/31	1,019,370
1,070,000	Williston Northampton School Project, XLCA, 5.000% due 10/1/25	1,118,524
	Massachusetts State Educational Financing Authority Revenue, Issue E, AMBAC:
1,445,000	5.000% due 1/1/13 (a)	1,465,476
2,175,000	5.300% due 1/1/16 (a)	2,215,694
665,000	University of Virgin Islands, Refunding & Improvement, ACA, 6.000% due 12/1/19	692,065

	Total Education	21,015,203

Escrowed to Maturity — 3.0%
965,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)	1,004,623
1,585,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (b)	2,042,669

	Total Escrowed to Maturity	3,047,292

Finance — 1.0%
1,000,000	Virgin Islands PFA Revenue, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,024,940

General Obligation — 10.6%
3,000,000	City of Springfield, MA, GO, FSA, 5.000% due 8/1/19	3,263,940
4,500,000	Massachusetts State, GO, 5.000% due 11/1/16	4,947,435
1,000,000	Quaboag, MA, Regional School District, GO, State Qualified, FSA, State Aid Withholding, 5.500% due 6/1/20	1,061,620
1,500,000	Westwood, MA, GO, MBIA, 5.375% due 6/1/17	1,623,000

	Total General Obligation	10,895,995

Hospitals — 10.1%
	Massachusetts State HEFA Revenue:
	Berkshire Health Systems:
1,000,000	6.250% due 10/1/31	1,029,050
750,000	Radian, 5.700% due 10/1/25	770,520
2,000,000	Caritas Christi Obligation, 6.750% due 7/1/16	2,170,980
400,000	CARS Medical Center of Central Massachusetts, AMBAC, 8.720% due 6/23/22 (c)	417,072

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         9

Schedule of Investments (November 30, 2007) (continued)

Face Amount	Security	Value

Hospitals — 10.1% (continued)
$1,000,000	Milford Regional Medical Center, 5.000% due 7/15/27	$942,690
	Refunding, Healthcare Systems Covenant Health:
795,000	6.500% due 7/1/17	865,731
590,000	6.000% due 7/1/31	623,659
	Refunding, Partners Healthcare Systems:
1,250,000	5.000% due 7/1/18	1,338,288
250,000	5.000% due 7/1/19	265,420
400,000	5.000% due 7/1/20 (d)	422,736
1,500,000	University of Massachusetts, Memorial Health Care Inc., 6.625% due 7/1/32	1,557,420

	Total Hospitals	10,403,566

Housing: Multi-Family — 1.7%
	Framingham, MA, Housing Authority Mortgage Revenue, Beaver Terrace Apartments, GNMA-Collateralized:
400,000	6.200% due 2/20/21	435,340
1,200,000	6.350% due 2/20/32	1,305,036

	Total Housing: Multi-Family	1,740,376

Housing: Single-Family — 2.8%
	Massachusetts State Housing Finance Agency:
990,000	Housing, 4.500% due 6/1/38	915,869
2,000,000	Housing Revenue, Single-Family, 4.850% due 12/1/22 (a)	1,974,840

	Total Housing: Single-Family	2,890,709

Industrial Development — 1.9%
915,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (a)	904,221
1,000,000	Massachusetts State, DFA Revenue, May Institute Issue Inc., Radian, 5.750% due 9/1/29	1,037,920

	Total Industrial Development	1,942,141

Life Care Systems — 3.6%
	Massachusetts State DFA Revenue:
1,300,000	First Mortgage, Edgecombe Project, 6.750% due 7/1/26	1,359,904
1,000,000	Neville Community, GNMA-Collateralized, 6.000% due 6/20/44	1,084,830
1,160,000	Massachusetts State, IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA, 6.500% due 8/1/37	1,221,178

	Total Life Care Systems	3,665,912

Miscellaneous — 1.0%
1,000,000	Massachusetts State DFA Revenue, Massachusetts Biomedical Research Corp., 6.250% due 8/1/20	1,065,610

Pollution Control — 0.5%
485,000	Massachusetts State, Water Pollution Abatement Trust, Pool Program, Unrefunded Balance, 5.250% due 8/1/28	513,125

Pre-Refunded — 22.8%
	Massachusetts State:
1,915,000	Consolidated Loan, MBIA, 5.375% due 8/1/22 (e)	2,083,367

See Notes to Financial Statements.

10         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Schedule of Investments (November 30, 2007) (continued)

Face Amount	Security	Value

Pre-Refunded — 22.8% (continued)
$3,000,000	GO, MBIA, 5.500% due 11/1/15 (d)(e)	$3,238,740
2,750,000	Project, MBIA, 5.250% due 10/1/20 (e)	2,899,325
	Massachusetts State DFA Revenue:
1,000,000	Briarwood, 8.250% due 12/1/30 (e)	1,148,240
1,000,000	VOA Concord, GNMA-Collateralized, 6.900% due 10/20/41 (e)	1,176,370
1,000,000	Western New England College, AMBAC, 5.250% due 7/1/20 (e)	1,068,640
	Massachusetts State HEFA Revenue:
1,000,000	Milford-Whitinsville Hospital, 6.350% due 7/15/32 (e)	1,134,810
	Refunding, Healthcare Systems Covenant Health:
205,000	6.500% due 7/1/17 (e)	231,427
160,000	6.000% due 7/1/31 (e)	177,602
2,500,000	University of Massachusetts, Project, MBIA, 5.250% due 10/1/31 (e)	2,715,575
1,475,000	Winchester Hospital, 6.750% due 7/1/30 (e)	1,600,714
1,000,000	Massachusetts State Special Obligation Revenue, Consolidated Loan, FGIC, 5.000% due 6/1/22 (e)	1,069,520
1,515,000	Massachusetts State Water Pollution Abatement Trust, Pool Program,, 5.250% due 8/1/28 (e)	1,661,303
1,000,000	Northern Mariana Islands Commonwealth GO, 7.375% due 6/1/30 (e)	1,100,370
1,000,000	University of Massachusetts Building Authority Project Revenue, Senior, AMBAC, 5.250% due 11/1/20 (e)	1,056,420
1,000,000	Westfield, MA, MBIA, 5.500% due 12/15/20 (e)	1,093,470

	Total Pre-Refunded	23,455,893

Public Facilities — 1.0%
1,000,000	Boston, MA, Convention Center Act, Special Obligation, AMBAC, 5.000% due 5/1/25	1,033,460

Transportation — 5.3%
3,000,000	Massachusetts Bay Transportation Authority Revenue, Assessment, 5.250% due 7/1/30 (d)	3,339,510
2,000,000	Massachusetts State Port Authority Revenue, AMBAC, 5.000% due 7/1/25	2,090,920

	Total Transportation	5,430,430

Utility — 1.0%
1,000,000	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	1,055,370

Water & Sewer — 3.2%
1,000,000	Boston, MA, Water & Sewer Commission Revenue, Senior, 5.000% due 11/1/24	1,046,880
80,000	Massachusetts State Water Pollution Abatement Trust, Unrefunded Balance, 6.375% due 2/1/15	80,107
2,000,000	Massachusetts State Water Resources Authority, FSA, 5.000% due 8/1/24	2,118,900

	Total Water & Sewer	3,245,887

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $89,860,722)	92,425,909

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         11

Schedule of Investments (November 30, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 5.2%
General Obligation — 4.0%
	Massachusetts State, GO:
	Central Artery:
$2,400,000	SPA-Landesbank Baden-Wuerttenburg, 3.630%, 12/3/07 (f)	$2,400,000
200,000	SPA-Landesbank Hessen-Thuringen, 3.550%, 12/6/07 (f)	200,000
1,500,000	SPA-State Street Bank & Trust Co., 3.630%, 12/3/07 (f)	1,500,000

	Total General Obligation	4,100,000

Hospital — 0.4%
400,000	Massachusetts State HEFA, Partners Healthcare Systems, 3.600%, 12/3/07 (f)	400,000

Miscellaneous — 0.4%
380,000	Massachusetts State HEFA Revenue, Capital Asset Program, MBIA, SPA-State Street Bank & Trust Co., 3.580%, 12/3/07 (f)	380,000

Water & Sewer — 0.4%
	Massachusetts State Water Resources Authority:
300,000	Multi-Modal, Refunding, Subordinated, LOC-Landesbank Baden-Wurttemberg, 3.650%, 12/3/07 (f)	300,000
160,000	Multi-Modal, Refunding, Subordinated, LOC-Landesbank Hessen-Thuringen, 3.670%, 12/3/07 (f)	160,000

	Total Water & Sewer	460,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,340,000)	5,340,000

	TOTAL INVESTMENTS — 95.1% (Cost — $95,200,722#)	97,765,909
	Other Assets in Excess of Liabilities — 4.9%	5,002,945

	TOTAL NET ASSETS — 100.0%	$102,768,854

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Inverse floating rate security—coupon varies inversely with level of short-term tax-exempt interest rates.

(d)	All or a portion of this security is segregated for open futures contracts and extended settlements.

(e)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $95,202,209.

See Notes to Financial Statements.

12         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Schedule of Investments (November 30, 2007) (continued)

Abbreviations used in this schedule:
ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation — Insured Bonds
CARS	— Complimentary Auction Rate Securities
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance — Insured Bonds
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IFA	— Industrial Finance Agency
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation — Insured Bonds
PFA	— Public Facilities Authority
Radian	— Radian Assets Assurance
SPA	— Standby Bond Purchase Agreement
XLCA	— XL Capital Assurance Inc.

Ratings Table†

S&P/Moody’s/Fitch‡
AAA/Aaa	48.7%
AA/Aa	18.9
A	12.7
BBB/Baa	10.0
A-1/VMIG1/F-1	5.4
NR	4.3

100.0%

†	As a percentage of total investments

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 14 and 15 for definition of ratings.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         13

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

14         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Bond Ratings (unaudited) (continued)

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         15

Statement of Assets and Liabilities (November 30, 2007)

ASSETS:
Investments, at value (Cost — $95,200,722)	$97,765,909
Cash	48,197
Receivable for Fund shares sold	3,536,550
Interest receivable	1,592,143
Receivable from broker — variation margin on open futures contracts	36,875
Receivable for securities sold	5,000
Prepaid expenses	3,734

Total Assets	102,988,408

LIABILITIES:
Distributions payable	87,702
Distribution fees payable	19,182
Investment management fee payable	18,887
Payable for Fund shares repurchased	13,397
Deferred compensation payable	5,510
Trustees’ fees payable	4,289
Accrued expenses	70,587

Total Liabilities	219,554

Total Net Assets	$102,768,854

NET ASSETS:
Par value (Note 6)	$81
Paid-in capital in excess of par value	103,010,388
Undistributed net investment income	53,247
Accumulated net realized loss on investments and futures contracts	(2,761,528)
Net unrealized appreciation on investments and futures contracts	2,466,666

Total Net Assets	$102,768,854

Shares Outstanding:
Class A	6,776,484

Class B	524,777

Class C	755,252

Net Asset Value:
Class A (and redemption price)	$12.76

Class B *	$12.75

Class C *	$12.74

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.33

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Statement of Operations (For the year ended November 30, 2007)

INVESTMENT INCOME:
Interest	$4,573,945

EXPENSES:
Investment management fee (Note 2)	468,215
Distribution fees (Notes 2 and 4)	222,455
Legal fees	144,791
Shareholder reports (Note 4)	83,791
Audit and tax	22,631
Transfer agent fees (Note 4)	15,637
Registration fees	8,683
Trustees’ fees	5,097
Insurance	1,676
Custody fees	1,666
Restructuring and reorganization fees (Note 11)	954
Miscellaneous expenses	5,454

Total Expenses	981,050
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(170,724)
Fees paid indirectly (Note 1)	(69)

Net Expenses	810,257

Net Investment Income	3,763,688

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(137,657)
Futures contracts	657,692

Net Realized Gain	520,035

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,327,325)
Futures contracts	(59,531)

Change in Net Unrealized Appreciation/Depreciation	(1,386,856)

Net Loss on Investments and Futures Contracts	(866,821)

Increase in Net Assets From Operations	$2,896,867

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         17

Statements of Changes in Net Assets (For the years ended November 30,)

	2007	2006
OPERATIONS:
Net investment income	$3,763,688	$2,997,865
Net realized gain	520,035	571,904
Change in net unrealized appreciation/depreciation	(1,386,856)	496,409

Increase in Net Assets From Operations	2,896,867	4,066,178

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,763,359)	(2,983,749)

Decrease in Net Assets From Distributions to Shareholders	(3,763,359)	(2,983,749)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	32,148,674	27,634,669
Reinvestment of distributions	2,460,162	1,749,505
Cost of shares repurchased	(17,077,392)	(9,272,314)

Increase in Net Assets From Fund Share Transactions	17,531,444	20,111,860

Increase in Net Assets	16,664,952	21,194,289
NET ASSETS:
Beginning of year	86,103,902	64,909,613

End of year*	$102,768,854	$86,103,902

* Includes undistributed net investment income of:	$53,247	$53,246

See Notes to Financial Statements.

18         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$12.88		$12.69		$12.93		$13.13	$13.01

Income (Loss) From Operations:
Net investment income	0.53		0.56		0.58		0.60	0.64
Net realized and unrealized gain (loss)	(0.12)		0.20		(0.25)		(0.20)	0.12

Total Income From Operations	0.41		0.76		0.33		0.40	0.76

Less Distributions From:
Net investment income	(0.53)		(0.57)		(0.57)		(0.59)	(0.64)
Net realized gains	—		—		—		(0.01)	—

Total Distributions	(0.53)		(0.57)		(0.57)		(0.60)	(0.64)

Net Asset Value, End of Year	$12.76		$12.88		$12.69		$12.93	$13.13

Total Return(2)	3.25%		6.09%		2.58%		3.11%	5.96%

Net Assets, End of Year (000s)	$86,459		$69,155		$46,714		$47,307	$50,937

Ratios to Average Net Assets:
Gross expenses	0.93	%(3)	0.88%		0.91%		0.87%	0.85%
Net expenses	0.75	(3)(4)(5)	0.75	(4)(5)	0.85	(4)(5)	0.86 (4)	0.85
Net investment income	4.13		4.43		4.49		4.56	4.84

Portfolio Turnover Rate	21%		2%		12%		21%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.75%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

The manager voluntarily waived management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$12.87		$12.68		$12.92		$13.13	$13.00

Income (Loss) From Operations:
Net investment income	0.43		0.50		0.50		0.52	0.56
Net realized and unrealized gain (loss)	(0.12)		0.18		(0.25)		(0.20)	0.14

Total Income From Operations	0.31		0.68		0.25		0.32	0.70

Less Distributions From:
Net investment income	(0.43)		(0.49)		(0.49)		(0.52)	(0.57)
Net realized gains	—		—		—		(0.01)	—

Total Distributions	(0.43)		(0.49)		(0.49)		(0.53)	(0.57)

Net Asset Value, End of Year	$12.75		$12.87		$12.68		$12.92	$13.13

Total Return(2)	2.46%		5.47%		2.00%		2.48%	5.48%

Net Assets, End of Year (000s)	$6,691		$10,979		$13,873		$17,618	$21,168

Ratios to Average Net Assets:
Gross expenses	1.68	%(3)	1.47%		1.49%		1.40%	1.39%
Net expenses	1.50	(3)(4)(5)	1.34	(4)(5)	1.44	(4)(5)	1.39 (4)	1.39
Net investment income	3.39		3.88		3.90		4.03	4.30

Portfolio Turnover Rate	21%		2%		12%		21%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.68% and 1.50%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

The manager voluntarily waived management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

20         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)	2007		2006		2005		2004	2003
Net Asset Value, Beginning of Year	$12.86		$12.67		$12.91		$13.11	$12.99

Income (Loss) From Operations:
Net investment income	0.44		0.48		0.50		0.52	0.56
Net realized and unrealized gain (loss)	(0.11)		0.19		(0.25)		(0.20)	0.13

Total Income From Operations	0.33		0.67		0.25		0.32	0.69

Less Distributions From:
Net investment income	(0.45)		(0.48)		(0.49)		(0.51)	(0.57)
Net realized gains	—		—		—		(0.01)	—

Total Distributions	(0.45)		(0.48)		(0.49)		(0.52)	(0.57)

Net Asset Value, End of Year	$12.74		$12.86		$12.67		$12.91	$13.11

Total Return(2)	2.62%		5.43%		1.97%		2.50%	5.37%

Net Assets, End of Year (000s)	$9,619		$5,970		$4,323		$4,915	$5,311

Ratios to Average Net Assets:
Gross expenses	1.54	%(3)	1.52%		1.52%		1.46%	1.46%
Net expenses	1.36	(3)(4)(5)	1.39	(4)(5)	1.47	(4)(5)	1.45 (4)	1.46
Net investment income	3.52		3.80		3.88		3.97	4.23

Portfolio Turnover Rate	21%		2%		12%		21%	19%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.54% and 1.36%, respectively (Note 11).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

The manager voluntarily waived management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Massachusetts business trust registered under the 1940 Act as a separate non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the daily fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Inverse Floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short term interest rates move in an upward direction, the interest rate paid

22         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax-exempt municipal bonds purchased by the Fund. The trust then typically issues two traunches of variable rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two traunches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO traunch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

The inverse floater held by the Fund at November 30, 2007 was acquired in the secondary market.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
(a)	$ 954	—	$(954)
(b)	(1,282)	$1,282	—

(a)	Reclassifications are primarily due to a book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended November 30, 2007, LMPFA voluntary waived their management fees and/or reimbursed expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. LMPFA voluntary waived management fees and/or for Class B and Class C shares at the same rate it waived their fees and/or reimbursed expenses for Class A. LMPFA may change or eliminate the voluntary expense limitation at any time.

During the year ended November 30, 2007, LMPFA waived a portion of its management fee in the amount of $170,724.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if

24         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2007, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$11,000	$8,000	$2,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested Trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred under the Plan. As of November 30, 2007, the Fund had accrued $5,510 as deferred compensation payable under the Plan.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,376,106

Sales	18,572,882

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,162,954
Gross unrealized depreciation	(599,254)

Net unrealized appreciation	$2,563,700

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

At November 30, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bonds	59	3/08	$6,815,542	$6,914,063	$(98,521)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$116,986	$9,262	$52,653
Class B	53,261	4,413	22,504
Class C	52,208	1,962	8,634

Total	$222,455	$15,637	$83,791

5.	Distributions to Shareholders by Class

	Year Ended November 30, 2007	Year Ended November 30, 2006
Net Investment Income:
Class A	$3,223,710	$2,336,721
Class B	277,462	478,357
Class C	262,187	168,671

Total	$3,763,359	$2,983,749

6.	Shares of Beneficial Interest

At November 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,130,271	$27,241,258	1,964,563	$25,149,682
Shares issued on reinvestment	171,538	2,190,847	111,596	1,425,190
Shares repurchased	(894,159)	(11,408,865)	(389,393)	(4,965,921)

Net Increase	1,407,650	$18,023,240	1,686,766	$21,608,951

Class B
Shares sold	39,050	$499,917	31,534	$402,669
Shares issued on reinvestment	10,962	139,960	19,240	245,321
Shares repurchased	(378,112)	(4,836,019)	(291,949)	(3,721,062)

Net Decrease	(328,100)	$(4,196,142)	(241,175)	$(3,073,072)

Class C
Shares sold	346,110	$4,407,499	162,750	$2,082,318
Shares issued on reinvestment	10,148	129,355	6,199	78,994
Shares repurchased	(65,311)	(832,508)	(45,975)	(585,331)

Net Increase	290,947	$3,704,346	122,974	$1,575,981

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C
Daily
12/31/2007	$0.041873	$0.034550	$0.035523

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2007	2006
Distributions Paid From:
Tax-Exempt Income	$3,763,359	$2,983,749

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$72,757

Capital loss carryforward*	(2,520,672)
Other book/tax temporary differences(a)	(258,879)
Unrealized appreciation/(depreciation)(b)	2,465,179

Total accumulated earnings/(losses) — net	$(241,615)

*	During the taxable year ended November 30, 2007, the Fund utilized $661,666 of its capital loss carryover available from prior years. As of November 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2010	$(114,960)
11/30/2011	(554,670)
11/30/2012	(1,206,214)
11/30/2013	(644,828)

$(2,520,672)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager of the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while

28         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

30         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing and soliciting proxies.

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely

32         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

13.	Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

14.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Massachusetts Municipals Fund, a series of Legg Mason Partners Income Trust, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Massachusetts Municipals Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2008

34         Legg Mason Partners Massachusetts Municipals Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Trust’s Board members who are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Massachusetts Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist them in their consideration of the Management Agreement and the Sub-Advisory Agreement with respect to the Fund and were given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Legg Mason Partners Massachusetts Municipals Fund          35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and by the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Sub-Adviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc. (“Legg Mason”), the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received

36         Legg Mason Partners Massachusetts Municipals Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Massachusetts municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2007 was better than the median.

Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

Legg Mason Partners Massachusetts Municipals Fund          37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as Massachusetts municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was within the range of the average of management fees paid by the other funds in the Expense Group at all asset levels and that the Actual Management Fee was below the median of the Expense Group. The Board also considered the effect of the Fund’s growth and size on its performance and fees, noting that if the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also considered the fee waivers by the Manager and the fact that the Manager pays the subadvisory fee out of the Management Fee. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

38         Legg Mason Partners Massachusetts Municipals Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board determined that the continuation of the Management Agreement and of the Sub-Advisory Agreement would be in the best interests of shareholders and approved the continuation of such Agreements for another year.

Legg Mason Partners Massachusetts Municipals Fund          39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Massachusetts Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

40         Legg Mason Partners Massachusetts Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None
Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Legg Mason Partners Massachusetts Municipals Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

42         Legg Mason Partners Massachusetts Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (2002-2006)

Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

Legg Mason Partners Massachusetts Municipals Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

44         Legg Mason Partners Massachusetts Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Matthew Plastina Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners’ fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Massachusetts Municipals Fund         45

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended November 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

46         Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners

Massachusetts Municipals Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Legg Mason Partners Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

FD0302 1/08	SR08-491

Legg Mason Partners

Massachusetts Municipals Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2006 and November 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,600 in 2006 and $53,800 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $12,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $14,300 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 4, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: February 4, 2008